Subsequent Events	6 Months Ended
Jun. 30, 2021
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Subsequent Events
14.	Subsequent events

On July 9, 2021, the Company closed the sale of PBP, its plasma derived therapeutics’ manufacturing facility to Kedrion for US$9.1 million, subject to closing adjustments. On August 6, 2021, the Company’s subsidiary PBT, entered into a definitive agreement for the sale of the PRV it received on June 4, 2021 in conjunction with the FDA approval of it Biologics License Application for Ryplazim®. Pursuant to the terms of the agreement, PBT would receive an upfront payment of US$105.0 million (US$103.5 net of selling costs) upon closing of the transaction. The closing is subject to customary closing conditions, including all applicable U.S. antitrust clearance requirements. Also, prior to the close of the transaction, PBT will need to pay PBP, which is now owned by Kedrion, an amount equivalent to 30% of the net proceeds it receives from the sale of the PRV in compensation for past services. These transactions are further discussed in note 3.